SUPPLEMENT TO THE CURRENTLY EFFECTIVE CLASS S SHARES STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Cash Account Trust
Tax-Exempt Portfolio - DWS Tax Free Money Fund Class S
DWS Alternative Asset Allocation Plus Fund
DWS Climate Change Fund
DWS Floating Rate Plus Fund
DWS Health Care Fund
DWS Intermediate Tax/AMT Free Fund

DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Strategic High Yield Tax-Free Fund
Investors Cash Trust
Treasury Portfolio - DWS U.S. Treasury Money Fund Class S

Effective August 2, 2010, the section of each Fund’s Statements of Additional Information under the “Eligible Class S Investors” sub-section of the “PURCHASE AND REDEMPTION OF SHARES" section will be replaced in its entirety by the following:

Eligibility Requirements. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of DWS funds either: (i) directly from DWS Investments Distributors, Inc. ("DIDI"), the fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004.

•
Existing shareholders of Class S shares of any DWS fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any DWS fund. (This provision applies to persons who in the future become Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class S shares through the fee based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

•
A person who certifies that they are a participant in a "DWS retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a DWS retirement plan is defined as an employer sponsored employee benefit plan made available through ADP, Inc. and/or its affiliates, or ExpertPlan, Inc. under an alliance between one of these two firms and DWS Investments or its affiliates.

•
A person who certifies that they are a participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

•
Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a DWS Investments IRA made through a rollover facilitator having a relationship with DWS Investments.

•
Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

•
A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a DWS Investments IRA.

•	Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class S shares.

The following additional investors may purchase Class S shares of DWS funds in connection with certain programs or plans.

•	Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

•	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

•
Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan (i.e., when the DWS fund is one of various investment options in a 529 College Savings Plan sponsored by another provider).

•	Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Please Retain This Supplement for Future Reference

July 23, 2010